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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 20, 2001
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                                  GenCorp Inc.
                         ------------------------------

               (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-01520                 34-0244000
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(State or Other Jurisdiction        (Commission File            IRS Employer
      of Incorporation)                  Number)             Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California             95670
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         (Address of Principal Executive Offices)                 (Zip Code)


P.O. Box 537012, Sacramento, California                           95853-7012
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         (Mailing Address)                                        (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by this reference is the text of the registrant's press releases which were issued on April 20, 2001.

Exhibit 99.1 is a GenCorp Inc. press release dated April 20, 2001, in which GenCorp Inc. announced that its aerospace and defense segment, Aerojet-General, has signed a definitive agreement to sell its Electronic and Information Systems
(EIS) business to Northrop Grumman Corporation for $315 million in cash. The sale, which is subject to the receipt of government approvals, is expected to close by the summer.

Exhibit 99.2 is a GenCorp Inc. press release dated April 20, 2001, which was issued after close of market on April 20, 2001. In the release, GenCorp Inc. reported additional details on the sale of Aerojet's Electronics and Information Systems (EIS) business.



ITEM 7.  EXHIBITS

Table                                                                   Exhibit
Item No.      Exhibit Description                                       Number
--------      -------------------                                       ------

   99         GenCorp Inc.'s press release dated April 20,               99.1
              2001, which announced that its aerospace and defense segment, Aerojet-General, has signed a definitive agreement to sell its Electronic and Information Systems (EIS) business to Northrop
              Grumman Corporation for $315 million in cash.
              The sale, which is subject to the receipt of government approvals, is expected to close by the summer.

   99         GenCorp Inc.'s press release dated April 20, 2001,         99.2
              which reported additional details on the sale of Aerojet's Electronics and Information Systems
              (EIS) business.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  GENCORP INC.


                                             By:  /s/ William R. Phillips
                                                  ----------------------------

                                         Name:    William R. Phillips
                                        Title:    Senior Vice President, Law,
                                                  General Counsel and Secretary

Dated:  April 20, 2001